                                                                   EXHIBIT 10.27

                                            Nortel Networks Agreement No. 011667

                                  AMENDMENT to
 Nortel Agreement No.: 011145 - Outsourced Services Agreement (the "Agreement")

     WHEREAS, Nortel Networks Inc. ("Nortel") and Rainmaker Systems, Inc. ("Rainmaker") are parties to the Agreement;

     AND WHEREAS, the parties wish to amend the Agreement, effective March 28, 2002 ("Amendment Effective Date") to address changes in the Business Rules;

     NOW, THEREFORE, the Parties, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, hereby agree as follows:

     1. The definitions used in this Amendment shall be as specified in the Agreement where applicable, unless otherwise set out below.

     2. The Business Rules will consist of the following:

          a. The document attached hereto at Exhibit A and entitled "Business Rules Document", containing the following footer reference: ESS Business Rules (121301); and

          b. The document attached hereto as Exhibit B and entitled "Business Rules Document - Description of Business Rules Document
          Modifications", containing the following footer reference: ESS Business Rules Changes 3/28/02.

     3. All other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

     4. This Amendment, including Exhibits A and B hereto, comprises all of the terms, conditions and agreements of the parties hereto with respect to the subject matter herein, and save as expressly provided herein, may not be altered or amended except in writing signed by representatives of each party hereto.

     5. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. Where a party executes a copy of this Amendment and transmits such copy by facsimile to the other party, such other party may rely on such facsimile copy of this Amendment as if it was an original document.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Amendment Effective Date:

RAINMAKER SYSTEMS, INC.                      NORTEL NETWORKS, INC.


By:  /s/ Martin Hernandez                    By:  /s/ John Murphy
           (Signature)                                (Signature)

Name:  Martin Hernandez                      Name:  John Murphy
           (Print)                                     (Print)

Title:   COO                                 Title:   Operations

Date:   8/14/02                              Date:   8/15/02






Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

            Exhibit A to AMENDMENT to Nortel Agreement No.: 011145 -
                          Outsourced Services Agreement

     SEE ATTACHED "Business Rules Document", containing footer reference: ESS Business Rules (121301).

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.   General

     1.1  Effective Date of Contract -pg. 10 of Nortel Agreement 011145

     7/10/01

1.2  Contract Signing Date - pg. 10 of Nortel Agreement 011145

     7/10/01
     Nortel Networks Inc.
     Harry Malloy, Director Operations, Global Enterprise Services

     Rainmaker Systems
     Steve Trotter, V.P. Sales & Marketing

1.3  Definitions -Section 1, pg. 1 of Nortel Agreement 011145

     -- "Business Day" means any day other than a Saturday, Sunday or any U.S. nationally recognized holiday.

     -- "Customer means any entity which is a party to, or prospectively will be a party to a Service Contract, in each case offered by Nortel or Rainmaker to such Customer.

     -- "Go-Live Date" means the date on which Rainmaker will begin to provide the sales and marketing functions and other Outsourced Services, which date will be no later than 42 days after the Effective Date.

     -- "Intellectual Property" means any copyright rights, trademark rights, trade names, trade secret rights, inventions, ideas, patents, patent rights and other intellectual property and proprietary rights in, to under and in any way related to the Service Contracts.

     -- "List Price" means the non-discounted price determined by Nortel in respect of any Service Contract.

     -- "Marketing Program Fees" means marketing program fees to be paid by Nortel to Rainmaker, as set forth in Exhibit D.

     --   "Nortel Networks Limited" means Nortel's parent corporation.

     -- "Outsourced Services" means those services which Rainmaker will provide for or on behalf of Nortel and which are set forth in Exhibit D.

     -- "Service Contract' means an agreement pursuant to which Nortel agrees to provide technical, maintenance support, or other services to Customers.



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          The types of Service Contracts for which Rainmaker will provide sales and marketing services are set forth in Exhibit A.

     -- "Start-Up Schedule" means the schedule of tasks that must be completed before Go-Live Date, as set forth in Exhibit C.

     -- "Start-Up Services" means database integration and enhancements; report writing; enhancements to software applications, work stations and telephone systems; and other activities (whether or not listed in the Start-Up Schedule) which Rainmaker and Nortel may mutually agree are necessary to implement the Outsourced Services.

     -- "Target Market" means the market segment to which Rainmaker may perform sales, marketing or rescue services with respect to the Service Contracts, as set forth in Exhibit B.

     -- "Territory" means the geographic territory in which Rainmaker may perform sales, marketing or rescue services with respect to the Service Contracts, as set forth in Exhibit B.

     Additional definitions

     -- "Assurance Services" - The Nortel Networks maintenance programs available to Enterprise customers through Global Enterprise Services. There are various programs available tailored to meet customer's specific needs. ranging from basic phone and software support to enhanced on site hardware delivery and replacement.

     -- "FRU's-Field Replaceable Units" - Power supplies, Boards/cards, Cooling units, and Control processors.

     -- "TPM-Third Party Maintainer" - Contracted by Nortel Networks to stock replacement parts and deliver those parts within the appropriate response time should the customer require them as a deliverable of their service contract.

     --   "EMEA" - Europe, Middle East, Africa region

     --   "CALA" - Caribbean, Latin America region

     --   "AsiaPac" - Asia Pacific region

     --   "AOL" - Assurance On Line---Now known as ESD

     --   -"ARN" -Advanced Remote Node

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     --   "ASN" - Access Stack Node

     --   "ATM" - Asynchronous Transfer Mode

     --   "BCM" - Business Communications Manager

     --   "BCN" - Backbone Concentrator Node

     --   "BLN" - Backbone Link Node

     --   "BSA" - Back-up Service Assessment

     --   "CLC" - Clarify Clear Contracts

     --   "CRS" - Common Registration Group

     --   "CSR" - Customer Service Representative

     --   "EOL" - End of Life

     --   "ESD" - Electronic Software Delivery

     --   "FDC" - Former Data Company

     --   "GSP" - Global Service Provider

     --   "ISM" - Integrated Service Management

     --   "IVR" - Interactive Voice Response

     --   "NR" - Networking Reseller

     --   "POS" - Point of Sale

     --   "SAM" - Service Account Manager

     --   "SAM" - Single/Secure Access Model

     --   "SAP" - Systems Application Data Processing

     --   "SFA" -Sales Force Automation

     --   "SSP" - Service Solutions Partner

     --   "TPM" - Third Party Maintenance Provider

     --   "TSC" - Technical Support Center


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     1.4 Start Date

         Estimated go-live date - August 24, 2001

         Actual go-live date - September 21, 2001

     1.5 Nortel Networks Address

         Nortel Networks Inc.
         1000 Technology Park Dr.
         Billerica, Mass 01821


     1.6 Assurance Services - Exhibit A, pg. 11 of Nortel Agreement 011145

         Service Order Number        Description

         SW8300                      Software Subscription Service
         BU2300                      Software Application Service
         BE2300                      Core Service
         BL2300                      Return-to-Factory Service
         BF2300                      Next Business Day Courier Service
         BG2300                      Same Business Day Courier Service
         BH2300                      Around-the-Clock Courier Service
         BJ2300                      Next Business Day On-Site Service
         BK2300                      Same Business Day On-Site Service
         BN2300                      Around-the-Clock On-Site Service - 4 hours
         BP2300                      Around-the-Clock On-Site Service - 2 hours*
         SW2300                      Standard Software Assurance Service**
         BQ2300                      Limited Assurance Service***

* Additional to contract - Added by [ ] 12/5/01. Prior approval needed from [ ] before any sell.

**   Additional to contract - Required with every Assurance Service contract.

***  Additional to contract - Approved by [ ].

     1.7 Target Market --- Exhibit B, pg. 12 of Nortel Agreement 011145

         Contract Verbiage

         "Renewals of Service Contract between Nortel and end users; in each case limited to those customers. with annual maintenance fees of less than[ ] per end user, unless otherwise noted in the Business Rules.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Rescue of Service Contracts between Nortel and end users, [ ]"

          Renewals:

          Mutual Understanding:

          Renewals (Up to [ ] per company) that are open at the day of go-live (not booked, not renewed) will transfer to Rainmaker. As of November 2001, the agreed to annual maintenance fees amount will increase to $75K per company for contracts with expiration dates greater than [ ].

          Direct Rescue:

          Mutual Understanding:

          Direct Rescue consists of customers who have not been renewed by Nortel account managers. The only direct rescue that Rainmaker will assist with will be[ ].

          Nortel reserves the right to ask Rainmaker for assistance with future Rescues after the go-live date that can include contracts above the
          [ ] An excel spread sheet of these contracts will be sent to [ ] and the "Business Unit" field in Clarify will be coded over to "Enterprise Data RMKR".

          Channel Rescue: Mutual Understanding: Channel Rescue consists of customers who have not been renewed by Nortel's channel. Rainmaker will be supplied channel rescue on an on-going basis for those channel accounts that are [ ] and do not renew within [ ] of their contract expiration with their Nortel channel partner.

          Nortel reserves the right to ask Rainmaker for assistance with future Rescues after the go-live date which for contracts above the [ ] An excel spread sheet of these contracts will be sent to [ ] and the "Business Unit" field in Clarify will be coded over to "Enterprise Data RMKR".



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         Cutover Date:

         Mutual Understanding:

         Cutover Date is defined as the date at which Rainmaker will start to collect and receive credit for any sales made to customers within the [ ] target market. The cutover date will be the go-live date, (September 21st). [ ]. If Nortel has booked the contract prior to go-live, Nortel will receive credit for the sale. *See section 7. 5 `PO Assignment Process' for details on process.

    1.8  Territory- Exhibit B, pg. 12 of Nortel Agreement 011145

         "United States and any other jurisdiction that are specified in the Business Rules (as defined in Exhibit C) from time to time."

    1.9  Excluded Service Contracts -Exhibit B, pg. 12 of Nortel Agreement
         011145

         [                 ]

         Mutual Understanding

         Nortel's Premium Accounts - A Premium account is a Service account that has Enterprise Service Revenue greater than [ ]. Since Rainmaker is only responsible for Enterprise Service customers with service revenue less than [ ], Rainmaker will not contact these accounts without written authorization from Nortel. (Refer to Nortel Networks Premium Account list)

         Premium status is determined by several criteria. The major one is that, the [ ] annual revenue must result from maintenance on a central network and be supported by the same Technical Support Center at the customer's location. This may mean that not all maintenance business with an account qualifies for Premium status. Other non-related divisions, departments or entities of an account may be considered stand-alone business and may be referred to Rainmaker. For example, [ ]. The master name of [ ] is not enough information to determine if the particular contract is considered Premium.

    1.10 Restricted Accounts - Exhibit B, pg. 12 of Nortel Agreement 011145

         [    ]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Mutual Understanding

          Nortel reserves the right to retain restricted accounts, even if they happen to be [ ] annual contract opportunity.

          [ ] range list as of 12/2001

          [




                                                              ]

          These accounts will not be marked with the "Business Unit" name "Enterprise Data - RMKR". Therefore Rainmaker will not have access to this contract data.

          This initial list will not be added to in the future.

     1.11 DBA

          Nortel Networks Enterprise Support Services (NNESS)

2.   Marketing

     2.1 Rainmaker's Marketing Efforts - Section 8, pg. 4 of Nortel Agreement 011145

          "Rainmaker shall use commercially reasonable efforts to market the Service Contracts throughout the Territory to the Target Market by performing such marketing services as Rainmaker may propose to undertake and Nortel may approve in advance in writing (with Nortel's approval not to be unreasonably withheld, conditioned or delayed)."

          Nortel agrees to:

          "provide Rainmaker with all assistance that Rainmaker reasonably requests in performing its sales and marketing services with respect to the Service Contracts, and give Rainmaker the opportunity to participate in all marketing and sales events that Nortel sponsors or in which Nortel has the right to participate with respect to the Service Contracts."

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          Mutual Understanding

          Nortel will agree to and sign off on quarterly marketing plans that consist of marketing circulation and variable costs to be paid to Rainmaker on a monthly basis.

3.   Client Marks -Exhibit G, pg. 17 of Nortel Agreement 011145

          "The following trademarks and service marks are approved for use by
          Rainmaker: 'Nortel Networks logo'
          word mark: "Nortel Networks"

          Mutual Understanding

          Rainmaker uses the mark "Nortel Networks" along with address for Rainmaker's DBA "Nortel Networks--ESS". The Nortel Networks logo has been approved for usage on all printed and electronic correspondence with Nortel's customers and in addition the URL, nortelnetworks-ess.com, is approved for usage with all email correspondence and web page creation.

4.   Operations

     4.1  Monthly Reports - Section 5, pg. 3 of Nortel Agreement 011145

          "By the [ ] after the Go-Live Date, Rainmaker shall provide to Nortel, via email or file transfer protocol (FTP) and in ASCII pipe delimited format, a sales and marketing report. Additional reporting may be available upon Nortel's request, and will be subject to Rainmaker's then current prices for custom development."

          Mutual understanding

          Rainmaker will provide the following information each month on a report in Microsoft Excel format:

          o    Monthly sales - Consolidated Purchase Order (CPO)

          o    Marketing information - Media response rate report

          Consolidated PO Process

          At the end of each month, Rainmaker will prepare a report of all contract booking activity and forward to Nortel. This consolidated sales report will include allcontracts booked, list and net price, discount taken, and Rainmaker's gross profit. It will be used as a Purchase Order by which Nortel will invoice Rainmaker for Nortel's portion of contract bookings.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          o Sales Out/Consolidated PO report sent to Nortel by the 5th business day of each month with all activity from prior month.

          o Nortel prepares its own version of Clarify contract booking report out of Business Objects to review data integrity and reconcile number and value of contracts with Rainmaker report.

          o Nortel's report is based on all contracts booked within the previous month with a Purchase Order number that begins with RMK.

          o Rainmaker will use the standard PO format of "RMK" followed by the month and year in which the contract was booked. i.e. RMK1201

          o Once both parties confirm dollar amount from report, Nortel will forward an invoice via email to [ ], Rainmaker A/P Dept. at [ ].

          o    invoice payment terms: Net [ ]

          o As individual contracts are booked in Clarify and invoiced out of SAP, Rainmaker will receive separate individual invoices from contract. Payment to Nortel will be based on the Sales Out/PO report, not these separate invoices. These invoices may be discarded as they are received. Nortel is researching the possibility of preventing these invoices from printing and mailing.

          *Please see Rainmaker Consolidated Purchase Order Process flowchart for further view.

     4.2  Increases in List Price - Section 9, pg. 4 of Nortel Agreement 011145

          "In the event that Nortel increases any List Price for any Service Contract after Rainmaker has quoted a price for such Service Contract, at a future date subsequent to the date on which such increase is to go into effect, Nortel agrees to convey the applicable services hereunder for the List Price in effect prior to the increase."

          Mutual Understanding

          Rainmaker receives a [ ] discount off of list price on renewals

          Rainmaker receives a [ ] discount off of list price on rescue

          If List Price increases Rainmaker is given [ ] notification and current quotes are good for [ ]. Rainmaker will partake in any discount

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          program sponsored by Nortel and retain the effective margins. For example; Multi year contract discount. See section 7.7 for example.

     4.3 Rainmaker Fees and Customer Terms - Section 9.5, pg. 4 of Nortel Agreement 011145

          "Subject to Section 18.9 (Relationship of the Parties), Rainmaker may offer Service Contract to Customers at such fees and discounts as Rainmaker shall determine in its sole discretion, provided that any such discount shall reduce Rainmaker's margin with respect to such Service Contract by the amount of such discount. Rainmaker shall have the right to cancel any Customer's order for Service Contracts in the event that any such Customer fails to submit payment for such order, and Rainmaker will notify Nortel immediately upon such cancellation. if Rainmaker cancels any such order, Rainmaker shall bear the loss of the actual cost of the Service Contract provided to the customer for which the Customer has not paid. Nortel further agrees that, upon notice from Rainmaker, Nortel shall cease providing any services under a Service Contract to Customers who have defaulted on any payments due and owing to Rainmaker for such Service Contract."

          Mutual understanding

          Rainmaker processes annual payment for contracts. If a customer is unable to fulfill on an annual bill and requires a quarterly bill, Rainmaker will forward that client to Nortel for processing. Nortel will credit Rainmaker the GP from the customer contract fee. See section 7.5 for greater detail.

          Rainmaker will make every reasonable effort to collect funds for service contract orders. During the normal course of business, Rainmaker will follow its standard collections process to ensure timely and accurate collection of funds from Nortel's customers. If payment is not received from a customer within 120 days of invoice, Rainmaker will cancel the service agreement and notify Nortel to cancel said agreement.

     4.4  Tax - Section 9.7, pg. 4 of Nortel Agreement 011145

          [ ]. Rainmaker has provided a copy of the California reseller certificate to Nortel. Nortel has provided tax condition information to Rainmaker.

5.   Sales

     5.1  Hours of Operation

          Standard hours 6am-5pm PST


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     5.2  Training

          Training will take place the week of September 4th at the Rainmaker Site. Nortel will provide training for Rainmaker on Clarify Contract training, SAP query training, Service Program training, and General Contract Process training.

     5.3  Refund/Cancellation Policy

          Rainmaker will allow customers to cancel contracts per the Nortel Contract Agreement Termination clause.

          "Termination. Either party may terminate this Agreement if (i) the other party becomes insolvent, files or has filed against it a petition in bankruptcy, or ceases doing business; or (ii) the other party fails to cure a material breach of this Agreement within [ ] after receipt of written notice of such breach from the party not in default. Upon termination of this Agreement by Nortel Networks for Customer's breach, Nortel Networks may cancel all of Customer's unfulfilled orders without further obligation to furnish Services. Maintenance contracts that have been cancelled are eligible for a refund of billed and paid fees, less the [ ] cancellation period. Software contracts (service models BU2300 and SW8300 will not be c redited back to a customer if cancelled."

          Mutual Understanding

          If Rainmaker needs to issue a customer a credit for which they have invoiced, it will be done out of their SFA system. Since the amount due from Rainmaker Is processed out of the Clarify and SAP systems, this SFA credit memo will need to be processed by Nortel in their internal systems as well. In order for this credit to be deducted from the monthly amount due to Nortel, a credit memo request form must be completed and sent to Nortel to be processed in the SAP system. A credit memo will then be issued against the Rainmaker customer account, which will result in a reduction of the total Accounts Receivable balance due from Rainmaker to Nortel.

     5.4  Technical Support

          For non-contracted customers, technical support is available by calling 18004NORTEL. There is a fee of [ ] for the phone call. Should the customer require parts, there are additional T&M charges that apply.

     5.5  Minimum Contract Order Size

          Nortel Networks has a minimum contracts size of [ ]. Rainmaker reserves the right to enforce the minimum order size as seen fit.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     5.6  Lead Routing

          Any customer sale that cannot be transacted by Rainmaker will be transferred to the appropriate Nortel customer service representative. This is defined to be any Nortel product that is not listed in section 1.6.

     5.7  Escalation/Contact Routing

          Response Times:              [         ]            [          ]       [          ]

          Clarity Issues:              [         ]            [          ]       [          ]

          General Contract             [         ]            [          ]       [          ]
          Questions:
          Domestic Reg Account         See breakdown for
          Questions                    1st Level escalation
                                       by state

          Channel Account              See breakdown for
          Questions:                   1st Level escalation
                                       by Partner


          Service Marketing:           [         ]            [          ]       [          ]
          International:
              EMEA                     [         ]            [          ]       [          ]
              CALA                     [         ]            [          ]       [          ]
              Asia Pac                 [         ]            [          ]       [          ]
              Japan                    [         ]            [          ]       [          ]
              Canada                   [         ]            [          ]       [          ]

          Software:                    [         ]            [          ]       [          ]
              EOL                      [         ]            [          ]       [          ]
              OSS                      [         ]            [          ]       [          ]
              General                  [         ]            [          ]       [          ]

          Finance:                     [         ]            [          ]       [          ]
          Data,                        [         ]            [          ]       [          ]
          Legal:                       [         ]            [          ]       [          ]
          Credit.                      [         ]            [          ]       [          ]
          Field services:              [         ]            [          ]       [          ]


     5.8  Entitlement Rules

          5.8.1 All like equipment at the same site must be covered under the same service level.

          5.8.2 For all services, excluding SW8300, the chassis and board level information must be entitled.

                5.8.2.1 For chassis' that require boards refer to the Service
                        Line # Reference Guide located on the server.

          5.8.3 Response Times- Domestic US

                5.8.3.1 For a 4-hour response time, the site must be located within [ ] miles of the service depot.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                       5.8.3.2 For a 6-hour response time, the site must be
                               located within [ ] miles of a service depot.

                       5.8.3.3 For Next Day On-Site, the site must be located
                               within [ ]miles of a service depot.

                       5.8.3.4 Use the Zip Code tool located on the server to
                               determine response time by the zip code of the equipment site.

                 5.8.4 Response Times - International

                       5.8.4.1 Contact the Regional Contacts on the Escalation
                               list to determine what support/response time can be offered.

                       5.8.4.2 In the email to the contact include the
                               following: Full site address, equipment model number(s)and the desired service level.

                 5.8.5 All contracts for Assurance Services must have a
                       separate SW2300 line in Clarify for software entitlement.

                       5.8.5.1 For SW2300 entitlement information, refer to the
                               Software Delivery Tech Object Matrix located on the server.

                 Any entitlement questions should be directed to General Contract.contact on the Escalation list

         5.9 Sales process for building quotes in Clarify (New, Renewals & Rescues)

                 5.9.1 Renew or New - Within Clarify click "create" for new contract orders, click "renew" for either renewal or rescue orders.

                 5.9.2 EOL - Check for EOL/Obsolete material using the equipment list on `list items' section of created quote in Clarify.

                       5.9.2.1 Support for EOL is phased out over a [ ],
                               starting with the product's last ship date.

                               Years [ ] = same service level

                               Years [ ] = limited to Next Day On-Site or a lesser service level.
                               If customer requires a higher service level, contact EOL representative on the Escalation list.

                 5.9.3 INTERNATIONAL REGIONS - Verify with EMEA, CALA, AsiaPac,
                       Japan, and Canada on new or renewal equipment that is being quoted - they may not be able to support a site or equipment. Attach verification to

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                      quote information as well as enter approvals in the text section of the quote. The EMEA website can be used to verify equipment (not sites) http://vb--intra1.europe.nortel.com:8100/ - but when in doubt always contact [ ]. See the attached contact list for International approvals.

               5.9.4 ZIP CODE'S- Verify all zip codes for correct service level use rip code tool on server. If incorrect zip code is found, use http://www.usps.gov/ to look up or verify zip codes.

               5.9.5 BOARD COUNTS- Count all boards and change board count category if necessary (Service Line Item Reference Guide SLIRG) can be used for reference.)

               5.9.6 CHASSIS - Refer to the software list to verify that the chassis requires boards. Alert the AM if there are too many chassis and not enough boards or vice versa. Any discrepancy in chassis and board counts may affect pricing and spare part stocking in depots.

               5.9.7 PRICING - Check to ensure configuration reflects appropriate international pricing.

               5.9.8 SOFTWARE- Make sure appropriate software is entered - see software list. Quantity should always be 1, you just need to be sure that every product under contract has the corresponding software model number if one applies. Upon renewal, the SA-00 must be changed to SA0000 as the SA-00 program was recently discontinued.

               5.9.9 REMOVE DISCOUNTS - Existing discount should be removed unless directed by AM (Account Manager) to leave in.

               5.9.10 RATES - Verify # of months and date info on all lines for accuracy.

               5.9.11 SOFTWARE/WELCOME - Verify/change the Primary (Welcome Kit)
                      and software contact names and addresses if necessary.

               5.9.12 TEXT - Add notes in Header More Info tab that indicates any unusual circumstances that indicates any unusual circumstances that apply to contract. Also any approvals obtained for exception items should be noted in Comments section. This may include any/all EOL approvals, Board Counts discrepancies, and International Site service approvals. Date and put in your name at the end of the notes.

               5.9.13 MONEY- Verify that the software lines/SW2300 do not carry any dollars. Also check for lines that show $1.00 - those lines will need to be researched. This usually means there is no established Assurance Service pricing in the system.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

          6.   Term/Suspension/Termination

               6.1  Term-Contract -Section 15.1, pg. 6 of Nortel Agreement
                    041145

                    "Agreement shall be in full force and effect for a [ ] commencing on the Effective Date; and thereafter shall be automatically renewed for succeeding terms of 12 months each."

               6.2 Termination for Cause - Section 15.2, pg. 6 of Nortel Agreement 011145

                    "this agreement may be terminated by either party for cause [ ] notice to the other party."

          7.   Fees/Discounts/Margins

               7.1  Fees - Exhibit D of Contract of Nortel Agreement 011145

                    Payment Terms: All fees will be billed at "go-live" with the following payment terms: [ ] - Payment for Implementation and Data Enhancement fees - [ ] from "go-live. [ ] - Payment for Marketing Concept & Management fees due October 1, 2001.

                    Payment for annual recurring fees in year two are due [ ] from the anniversary of the effective date. Variable Fees billed as incurred. Rainmaker will bill Nortel under account # 0005806985 at the end of each month for the variable fees incurred during that month. Rainmaker will bill against the -blanket PO # USC102355, valued at [ ].

               7.2  Minimum Purchase Order requirement

                    For all orders under $1,000 a credit card or pre-payment is the required form of payment. Rainmaker will make exceptions as needed in order to fulfill customer need.

               7.3  Misdirected payment refund process

                    Team players for these misdirected payments:

                    Rainmaker Collector: [ ], phone [ ]

                    Nortel Networks Contact: [ ], Cash Applications Manager [ ]

                    Checks that go to Nortel that belong to Rainmaker

                    Rainmaker's collector and the Nortel corporate contact will verify by phone which checks have been misdirected to a corporate address. Rainmaker will log


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                    these in a spreadsheet and check them off as they are received. Nortel will issue reimbursement checks to Rainmaker on a weekly basis as needed. The check stub will clearly indicate each Rainmaker invoice number and amount. Each Nortel refund check should be payable to and mailed to:

                           Nortel Networks Enterprise Support Services
                           Dept.CH-10937
                           Palatine, IL 60055-0937

                    o If the payment is in place of a PO and is intended to activate a customer's contract, the contract must be booked and activated upon Nortel's receipt of the payment. Nortel will alert Rainmaker of the check and Rainmaker will activate the contract. The activation cannot be based on Rainmakers receipt of the payment from Nortel and the customer's support should not be delayed during this payment transition process.

                    Checks that come to Rainmaker that belong to Nortel

                    Rainmaker confirms they do not belong to Rainmaker.

                    If the payment is a live check, Rainmaker logs them in a notebook (which the Rainmaker Collector has access to) and mails them to:

                           Nortel Networks
                           Attn: Accounts Receivable
                           Nortel Networks Inc.
                           3985 Collection Center Drive
                           Chicago, IL 60693

                    If checks were received through Rainmaker lockbox, the Rainmaker Collector lists them in a spreadsheet and forwards paperwork to the Rainmaker Accounts Payable Dept. The AP department issues checks on a weekly basis as needed to Nortel. Checks are payable to and mailed to:

                           Nortel Networks
                           Attn: Accounts Receivable
                           Nortel Networks Inc.
                           3985 Collection Center Drive
                           Chicago, IL 60693

                    The check stub clearly shows each Corporate Invoice number and amount. The Rainmaker collector and the Nortel contact will discuss any discrepancies by phone call.

                    Refund checks to be sent to Nortel Networks customers for overpayments to Rainmaker. If Rainmaker receives a duplicate payment or other type of

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                    overpayment from a Nortel Networks customer, Rainmaker will refund the money to the customer using Rainmaker checks. The refund check is sent directly to the customer name and address with information advising the customer of the reason for the refund.

               7.4 Vendor Name/Remit to Requirements for Customer Purchase Orders (PO's)

                    In any case where the customer cannot or will not change the vendor information to reflect NNESS (Rainmaker) at 1800 Green Hills Road, Scotts Valley, CA 95066 Nortel will reassign the PO to Rainmaker.

               7.5  Quarterly Billing

                    If a customer wishes to continue with quarterly billing, rather than the Rainmaker annual billing, Rainmaker will forward the customer to Nortel for order processing. Nortel will credit Rainmaker the GP from this contract. The Gross Profit (GP) that Rainmaker would have normally received for the contract will be billed to Nortel in a monthly invoice, separate from the CPO, and Nortel will pay RMKR within [ ]. Nortel will supply a blanket PO that Rainmaker can bill against each month.

               7.6  Contract Proration

                    Nortel does not offer contracts for less than a 1-year term. If a customer has an existing maintenance agreement Nortel will allow for additions to be prorated running coterminous with the existing contract Prorating should be done to the closest month.

               7.7  Discounts

                    Rainmaker may offer Service Contract to Customers at such fees and discounts, as Rainmaker shall determine in its sole discretion; provided that any such discount shall reduce Rainmaker's margin with respect to such Service Contract by the amount of such discount.

                    Example:
                            Rainmaker offers 10% discount to the customer.
                            Renewal List:    [                ]
                            Less discount:   [                ]
                            Renewal Net:     [                ]

                            Amount due to Nortel: [                    ].



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                    Rainmaker is allowed to offer Multi-year discounts to their customers without reducing their margin with respect to such discount. The Multi-Year discounts are as follows:

                           [   ] for a 2-year contract
                           [   ] for a 3-year contract

                           Example:

                           Rainmaker sells 3-year contract for [ ] discount.

                           3-Year List:             [                ]
                           Less 3 year discount     [                ]
                           3 Year Net               [                ]

                           Amount due to Nortel: [                          ]

          7.8  Margins -Exhibit D, page 14 of Nortel Agreement 011145

               Renewal Service Margin - [    ]
               Rescue Service Margin - [    ]

               Mutual Understanding

               A contract that is originally a direct renewal cannot become a rescue. If the renewal opportunity given to Rainmaker expires and it is renewed after the expiration date, the renewal margin of [ ] still applies.

     8.   Data Communication Procedures

          8.1  Rainmaker Systems pull (query) from RMKR views

               To date Rainmaker Systems and Nortel's Clarify Team have collaboratively constructed 10 views to support Rainmaker Systems data queries. These views will provide a consistent, consolidated setting for contract and contact information regarding specific RMRK flagged accounts within Nortel's Clarify system.

               The views in Nortel's Clarify database are:

               Rmkr_contract_header_vw         Contract header from Clarify
               Rmkr_contract_prim_contact_vw   Contract's primary contact
               Rrnkr_contract_soft_contact_vw  Contract's software contact
               Rmkr_contract_rev_contact_vw    Contract's revenue contact
               Rmkr_contract_line_vw           Service Level- detail of contract
               Rmkr_covered_at_site_vw         Location of contracted equipment
               Rmkr_bill_to_site_vw            Bill to site info
               Rmkr_ship_to_site_vw            Ship to site info
               Rmkr_covered_equipment_vw       Detail info about the contracted


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                               equipment
               Rmkr_item_discount_vw           Detail regarding discount allowed
                                               for contract

               Rainmaker Systems plans to pull from these views three different ways to accommodate its data needs.

               8.1.1 An initial, all-inclusive pull of Rainmaker Systems renewal and rescue eligible contract data.

               8.1.2 A quote only pull. This pull will query all Rainmaker
                     Systems flagged contracts with a status of "quote" only. Furthermore, these records will be pulled every 60 minutes and target only those quotes where a recent insertion or change on a time stamp within a related table (such as "last_update", "last_save_dt", "create_dt", last_mod_dt", etc.) has occurred.

               8.1.3 A newly eligible and recently closed contract opportunity pull. This will comprise only those contracts that have become recently available to Rainmaker Systems and those contracts that Rainmaker Systems has rescued or renewed. The frequency of this pull is dependent on how often Nortel will flag or convert eligible contracts to Rainmaker Systems. The best case for Rainmaker Systems is pulling once a day to avoid a backlog of closed opportunities.

               Note: We also plan to test a variety of actual working scenarios to verify updates, modifications, and inserts are properly captured.

               8.2  Rainmaker Extract Project Plan

               Objective

               Rainmaker Systems will be renewing hardware maintenance support contracts for Nortel's Global Enterprise Services group. The target market at this time is direct end users with annual contract revenue less than [ ] of Assurance Service revenue.

               Overview

               Rainmaker Sales reps will be creating quotes and updating customer contract records within Nortel's Clarify ClearContracts application. Rainmaker will be handling all billing, back office processes, and reporting through our own application. Contract data that has been flagged for Rainmaker will be extracted from Nortel's Clarify database to populate Rainmaker's systems.

               The data points required to support Rainmaker's processes have been identified and Nortel has defined the fields within the Clarify database which correspond to



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               the requested data points. Views have been defined which incorporate these Rainmaker significant fields and include only contract records that have been flagged, by Nortel as assigned to Rainmaker.

               The Rainmaker extract must support near to real-time pulls of quote data from Nortel's production system in order to accommodate the customer sales process and pricing. Rainmaker intends to access the data through the defined views every thirty minutes during working hours targeting contracts that have been created or updated during that day (sysdate).

               The select from the rmkr views will be done through a stored procedure that will reside within Nortel's database. Rainmaker will call the procedure through a cron job on Rainmaker's side, scheduled to run every half hour.

               Rainmaker sales reps will update the comment field on the ClearContracts screen header more info tab to force an updated timestamp in table_contract_last_update.

               Specifications

               Clarify extract used to feed Rainmaker's SFA tool will be run out of reporting environment as an interim process until system modifications are put into Clarify Production allowing for a `delta extract' to be run in order to minimize the size of the data extract.

               The Clarify reporting environment refreshes daily at 6 hour intervals beginning at 10:00 Eastern time. The refresh takes approximately 30 minutes.

               Once Clarify modifications are complete, the extract may be run at more frequent intervals agreed upon by both parties. These extracts will be run so as not to negatively impact system performance.

               Rainmaker login information:

               USER ID: rainmaker_extract
               Password: Contact [   ], or [   ]
               Rainmaker contracts flagged with Clarify Administrator: [   ]

               Delta extract will be triggered by Rainmaker's changing the defined Clarify field: Header More Info tab. When changes are made to Clarify `More Info' tab in the header, the time stamp is changed, triggering the Rainmaker extract.



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     9.   Web

          9.1  URL

               The approved/registered URL is nortelnetworks-ess.com. This URL is registered to Rainmaker Systems.

               Below URL redirects are used to direct customers to the web related information and online contract viewing.

                  Hosted by Nortel                                   Hosted by Rainmaker
                  http://www.nortelnetworks.com/ess will
                  redirect to                                        http://www145.nortelnetworks.com/survey/
                  http://www.nortelnetworks.com/ess_contract will
                  redirect to                                        http://www146.nortelnetworks.com/contract/
                  http://www.nortelnetworks.com/ess_profle will
                  redirect to                                        http://www145.nortelnetworks.com/profile
                  http://www.nortelnetworks.com/ess_esales will
                  redirect to                                        https://wwwl46.nortelnetworks.com/esales/
                  http://www.nortelnetworks.com/ess order will
                  redirect to                                        https://wwwl46.nortelnetworks.com/order/
                  http://www.nortelnetworks.com/ess will
                  redirect to                                        https://wwwl46.nortelnetworks.com/contract/
                  webmaster-ess@nortelnetworks.com that
                  redirects to                                       webmaster@nortelnetworks-ess.com

     10.  International Pricing

          10.1 Uplifts

               Uplifts for International locations must be applied. The uplifts by region are:

                           EMEA:              [     ]
                           AsiaPac:           [     ]
                           Japan:             [     ]
                           CALA:              [     ]

               The regional contacts are listed on the Escalation list and must be contacted prior to selling service to verify that the service can be offered for the equipment and the location.

               The following information must be supplied via email to the regional contact prior to quoting the customer: Site Address, equipment and required service level.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    Approval

This document provides approval from both parties in adherence to the Business Rules Documents (Exhibit C of the Nortel Agreement No. 011145). Any changes or additions made to the Business Rules Document require the signed approval of both parties.

Sign-Off

--------------------------------------------------------------------------------
Nortel Networks



------------------------------- ----------------------------------- ------------
Signature                       Print                               Date



Rainmaker Systems



------------------------------- ----------------------------------- ------------
Signature                       Print                               Date

--------------------------------------------------------------------------------



Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

            Exhibit B to AMENDMENT to Nortel Agreement No.: 011145 -
                          Outsourced Services Agreement

SEE ATTACHED "Business Rules Document - Description of Business Rules Document Modifications", containing footer reference: ESS Business Rules Changes 3/28/02.




Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

              Description of Business Rules Document Modifications

This document provides approval from both parties in adherence to the Business Rules Documents. Any changes or additions made to the Business Rules Document require the signed approval of both parties. Listed below is detail of the modification and/or additions made to the Business Rules Document. Reference all Sections Page and/or Attachment numbers.

              Section 1. 7 - Target Market Additional Target Market

Additional Target Market

1.)  [ ]

Effective April 1, 2002 Nortel grants Rainmaker the right to renew [ ] customer contracts up to a value of [ ].

2.)  [ ] limit on contract value

Effective April 1, 2002 Nortel grants Rainmaker the right to renew customers with contract values up to [ ]. This is an increase from [ ] referenced in
Section 1.7 of the 12/20/01 signed Business Rules.

Market Definition

Alteon contracts

An "Alteon" renewal contract will be those contracts identified by Nortel with Alteon products and changed in Nortel's Clarify system to Business Unit:
Enterprise RMKR. These contracts will be for companies in the United States with an annual contract value of [ ] or less. Once renewed, the contract will remain a Rainmaker renewal opportunity in the future. A renewal will be any contract with an expiration date past [ ].

An "Alteon" rescue contract will be those contracts identified by Nortel with Alteon products and changed in Nortel's Clarify system to Business Unit:
Enterprise RMKR. These contracts will be for companies in the United States with an annual contract value of [ ] or less. Once rescued, the contract will remain a Rainmaker renewal opportunity in the future. A rescue will be any contract with an expiration date prior to [ ].

[              ] contract limit

All new renewal opportunity will be identified by Nortel by 4/8/02 and changed in Nortel's Clarify system to Business Unit: Enterprise RMKR. Once renewed, the contract will remain a Rainmaker renewal opportunity in the future.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Payment to Nortel by Rainmaker for purchase of contracts

Alteon contracts

Margins to Rainmaker

                          Renewal Service Margin - [   ]
                          Rescue Service Margin -  [   ]

[              ] contract limit

Cost of contract remains in force from original agreement

Renewal and rescue contracts will be identified as referenced in original business rules. Rainmaker will pay Nortel according to originally agreed-to payment terms and processes as defined in the original Business Rules document.

Process Management

The contracts for both opportunities #1 and #2 will be processed using the same order management Process used for Renewal & Rescue opportunity currently in place.

Program Start Date

Nortel will change the appropriate contract opportunity (as stated #1 and #2 above) in Nortel's Clarify system to Business Unit: Enterprise RMKR by April 8, 2002 Rainmaker will maintain the current sales and marketing processes in force for both new target segments. Rainmaker will issue entitlement to the customer contracts according to originally defined processes. Rainmaker will collect payment from the customers according to originally agreed to processes.

1.10 Restricted Accounts- Exhibit B, pg. 12 of Nortel Agreement 011145

[              ]

Mutual Understanding

Nortel reserves the right to retain restricted accounts, even if they happen to be [ ] annual contract opportunity.

[                                     ]
[                                     ]
[                                     ]
[                                     ]
[                                     ]

See Alteon Signature 041202.pdf for signature approval

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.